UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2017

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1790 Hughes Landing Blvd

Suite 500

The Woodlands, TX 77380

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Summit Midstream Partners, LP ("SMLP" or the “Partnership”) is filing this Current Report on Form 8-K to update certain items in the Partnership's Annual Report on Form 10-K for the year ended December 31, 2016 (the "2016 Annual Report").

We evaluate our business operations each reporting period to determine whether any of our gathering system operating segments in which we internally report financial information are considered significant and would require us to separately disclose certain segment financial information in our external reporting. As a result of our evaluation for the quarterly period ended June 30, 2017, we determined that both the Summit Utica natural gas gathering system and the Ohio Gathering natural gas gathering system, each previously reported within the Utica Shale reportable segment, were and are expected to continue to be significant operating segments. As such, we modified our current segments such that the Utica Shale reportable segment includes the Summit Utica gathering system and the Ohio Gathering reportable segment includes our ownership interest in OGC and OCC. The following items of the 2016 Annual Report have been recast to reflect the change in reportable segments:

•	Item 1. Business;
•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
•	Item 8. Financial Statements and Supplementary Data.

These items replace the same items filed in the Partnership’s 2016 Annual Report as filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2017. We have not otherwise updated for activities or events occurring after the date these items were originally presented.

The information in this Current Report on Form 8-K should be read in conjunction with the other information included (but not replaced as described above) in the 2016 Annual Report. More current information is contained in the Partnership’s Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2017 and September 20, 2017 and the Partnership’s other filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number		Description
23.1		Consent of Deloitte & Touche LLP – Summit Midstream Partners, LP
99.1		Updated 2016 Annual Report on Form 10-K – Item 1. Business.
99.2		Updated 2016 Annual Report on Form 10-K – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3		Updated 2016 Annual Report on Form 10-K – Item 8. Financial Statements and Supplementary Data.
101.INS	*	XBRL Instance Document (1)
101.SCH	*	XBRL Taxonomy Extension Schema
101.CAL	*	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	*	XBRL Taxonomy Extension Definition Linkbase
101.LAB	*	XBRL Taxonomy Extension Label Linkbase
101.PRE	*	XBRL Taxonomy Extension Presentation Linkbase

*

Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections. The financial information contained in the XBRL (eXtensible Business Reporting Language)-related documents is unaudited and unreviewed.

(1)

Includes the following materials for the year ended December 31, 2016, formatted in XBRL: (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Partners' Capital and Membership Interests, (iv) Consolidated Statements of Cash Flows, and (v) Notes to Consolidated Financial Statements.

EXHIBIT INDEX

Exhibit Number		Description
23.1		Consent of Deloitte & Touche LLP – Summit Midstream Partners, LP
99.1		Updated 2016 Annual Report on Form 10-K – Item 1. Business.
99.2		Updated 2016 Annual Report on Form 10-K – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3		Updated 2016 Annual Report on Form 10-K – Item 8. Financial Statements and Supplementary Data.
101.INS	*	XBRL Instance Document (1)
101.SCH	*	XBRL Taxonomy Extension Schema
101.CAL	*	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	*	XBRL Taxonomy Extension Definition Linkbase
101.LAB	*	XBRL Taxonomy Extension Label Linkbase
101.PRE	*	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Date:	November 6, 2017	/s/ Matthew S. Harrison
Matthew S. Harrison, Executive Vice President and Chief Financial Officer